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                                                                     Exhibit 19

          CONSENT OF BROWN, TODD & HEYBURN, PLLC, COUNSEL TO THE FUND

We consent to the references to our firm in the Prospectus, Statement of Additional Information and to the incorporation by reference in the Post-Effective Amendment No. 21 to the Registration Statement (Form N-1A, No. 2-68290, 811-3070) and related Prospectus of Hilliard Lyons Government Fund, Inc.

                                             /S/ BROWN, TODD & HEYBURN, PLLC
                                          -------------------------------------
                                               BROWN, TODD & HEYBURN, PLLC

Louisville, Kentucky
September 30, 1999